ARTISAN SMALL CAP FUND

QUARTERLY UPDATE                                                    APRIL 1998

Thank you for investing in the Artisan Small Cap Fund. We are pleased to present this update for the year's first quarter.

Following the fourth quarter's turbulence and weakness, small-caps surged in the first quarter, with the NASDAQ reaching record highs and the Russell 2000, our benchmark index, rising 10.1%. While the Fund's return of 7.4% lagged the index, it was a healthy gain by historical norms.

As a special note, the Fund celebrated its third anniversary on March 28. Since the Fund's inception, its average annual total return is 24.9%. <F1>

We look forward to helping you meet your investment goals in the years ahead. Thank you for your confidence.

<LOGO>
Artisan Funds

                             FIRST QUARTER OVERVIEW
                             ----------------------

Given the volatile fourth quarter and the market's high valuations, we chose to enter 1998 with a cautious stance. Our focus was to add more companies with consistent, predictable earnings, and those selling at sizeable discounts to the intrinsic value of their assets. Each of the following investment profiles - which are all new additions to the Fund this quarter - reflects this thinking.

Our caution was not shared by the market, as the rebound in Asian markets gave many investors the confidence to move into aggressive market areas. Reminiscent of the first half of 1996, the highly-valued, high-growth momentum stocks chalked up wonderful gains.

We believe this enthusiasm may be short-lived. The Asian slowdown is still in its early stages, and earnings growth has yet to show the slowdown we fully expect. In '96, those same momentum stocks that soared in the first half went on


                           AVERAGE ANNUAL RETURNS <F1>
                         3/28/95 (INCEPTION) TO 3/31/98
                         ------------------------------
                      ARTISAN SMALL CAP FUND         24.9%
                      RUSSELL 2000 INDEX             24.4%
                      LIPPER SMALL CAP FUND INDEX    21.8%

                             ----------------------

to collapse in the second half. While we're not predicting a repeat of that performance, we do believe our continuing restraint will serve us well.

Our goal, after all, is to participate in upward markets and, importantly, to hold onto our gains when markets turn down.


                                       1
                               INVESTMENT PROFILE
                               ------------------
                              GENERAL COMMUNICATION

GENERAL COMMUNICATION is the leading provider of telecommunication services in Alaska. It has a 50% market share in long distance services and, through a series of acquisitions, 60% of the cable TV market.

The company is now building the infrastructure to offer local telephone service. We believe the expenses involved are masking the company's considerable earnings power. In mid-1999, when this project should be

                              TOP 10 HOLDINGS <F3>
-------------------------------------------------------------------------------
Company                                                                       %
-------------------------------------------------------------------------------
SHOWBIZ PIZZA TIME...Chuck E. Cheese restaurants                           2.8%
ATL ULTRASOUND...Diagnostic medical ultrasound systems                     2.8%
BORG-WARNER SECURITY...Physical and electronic security services           2.6%
GENERAL CABLE...Electrical wire and cable products                         2.3%
PENN TREATY...Long-term care insurance                                     2.2%
HEALTHCARE FINANCIAL...Specialty finance for health care providers         2.1%
ITI TECHNOLOGIES...Wireless home security systems                          2.1%
OSHKOSH B'GOSH...Children's clothing manufacturer                          2.1%
PARK OHIO INDUSTRIES...Industrial parts manufacturer                       2.0%
SPSS, INC...Statistical software                                           1.9%
-------------------------------------------------------------------------------
TOTAL                                                                     22.9%
===============================================================================

                               ------------------
                              GENERAL COMMUNICATION

completed, we expect cash flow generated by the business to increase significantly.

In addition to this compelling estimated value, we were very impressed with management when we met them. Another plus is the influence of MCI, which owns 20% of General Communication's stock. <F2>

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                    TOKHEIM

Next time you fill your tank, check to see if the pump or pay-at-pump terminal is by TOKHEIM. This company manufactures systems for petroleum dispensing and automated payment. It also makes the payment systems for mini-marts and restaurants at gas stations.

In the U.S., only 25% of gas stations have adopted card-swipe terminals. So the growth potential is still ahead. The same holds true for the global market, and there's little competition. Tokheim has captured 20% of worldwide market share and ranks #2 in the U.S. market.

The management team, in place since 1992, has dramatically improved efficiencies and expanded margins. Our earnings projections: 50% for the next two years and 20% thereafter for quite a while. <F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                                 MAXXIM MEDICAL

MAXXIM MEDICAL (Maxxim) manufactures and distributes disposable medical products. Its major product is custom procedure trays. From gowns and gloves to scalpels and sutures, these trays are tailored to specific surgical procedures. Hospitals prefer to purchase these trays because they provide greater efficiencies and more accurate allocation of charges.

The company also produces non-latex disposable gloves. In response to the growing incidence of allergic reactions to latex, this market - of which Maxxim has captured 60% - is now booming. In fact, the company is increasing capacity to keep up with demand. <F2>

                           DIVERSIFIED BY INDUSTRY <4>
-------------------------------------------------------------------------------
INDUSTRY                          %      INDUSTRY                             %
-----------------------------------      --------------------------------------
CONSUMER STAPLES                4.0      MEDICAL DEVICES                    6.0
CONSUMER CYCLICALS              4.9      BASIC INDUSTRY                     1.3
CONSUMER SERVICES               2.1      BUSINESS SERVICES                  4.1
RETAILING                       4.0      CAPITAL SPENDING                  11.4
RESTAURANTS/HOTELS             10.1      PAPER/PACKAGING                    4.4
ENERGY                         10.0      TRANSPORTATION                     5.2
BANKS/S&LS                      5.6      COMPUTER RELATED                   2.2
INSURANCE                       2.2      ELECTRONICS                        7.2
OTHER FINANCIAL                 5.3      SOFTWARE/
BIOTECH/                                 TELECOMMUNICATIONS                 5.3
PHARMACEUTICAL                  1.9      UTILITIES                          2.5
REITS/PROPERTY                  0.3
-------------------------------------------------------------------------------
TOTAL                                                                    100.0%
===============================================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

We went into 1998's first quarter with a cautious stance. We expected several factors - lower demand from Asia, price competition from imports and rising wages domestically - to slow the economy and return earnings growth to more normal levels.

In anticipation, we focused the portfolio on companies with consistent and seemingly predictable earnings growth...meaningful earnings flowing from factors within their own control...and stocks priced at significant discounts to the intrinsic value of their assets.

To our surprise, economic growth remained robust - a fact reflected in a strong stock market, especially among the more speculative portions of the small-cap segment. In comparison, our returns were muted.

Nonetheless, we're sticking to our guns. We believe our cautious stance will soon prove its merit and serve us well over the rest of the year. We'll continue to favor companies with limited dependence on Asia...good insulation from a domestic slowdown...and potentially sizeable earnings gains from acquisitions, innovations or cost reductions.

An example from our portfolio is ShowBiz Pizza Time. It reinvigorated sales and earnings by remodeling its restaurants and enhancing continued on following panel

                             ----------------------

their entertainment value. Also, Borg-Warner Security has a very predictable business and sells at a big discount to its intrinsic value. And at OshKosh B'Gosh, a cost reduction program is producing significant earnings gains.

Looking out, we believe the Asian slowdown is still in its early stages, and will have the greatest negative effect on large-cap companies, which derive more of their revenues and earnings from overseas.

About 10% of our holdings are in energy, and weakness in oil stocks through much of the quarter was a drag. But we regarded the price decline as temporary; and recent action by OPEC suggests a near-term return to more balanced markets. Our positive long-term thesis on energy stocks remains intact.

As always, we urge you to join us in looking beyond events of the moment - either good or bad - and to think of the Artisan Small Cap Fund as a core long-term holding.

                                FUND STATISTICS <F5>
                                --------------------
              NUMBER OF HOLDINGS                             72
              MEDIAN MARKET CAP                    $376 million
              MEDIAN GROWTH RATE                            26%
              MEDIAN P/E                      1998E       18.2x
              MEDIAN PRICE/INTRINSIC VALUE    1998E         77%
              EQUITY DIVIDEND YIELD                        0.2%

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN SMALL CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 16.9% FOR
     THE YEAR ENDED MARCH 31, 1998, AND 24.9% FOR THE PERIOD FROM INCEPTION ON MARCH 28, 1995 THROUGH MARCH 31, 1998. PER FORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 AND THE S&P 500 ARE UNMANAGED INDEXES OF COMMON STOCKS WITH DIVIDENDS REINVESTED. THE S&P 500 IS A MARKET-WEIGHTED AVERAGE OF 500 LARGE COMPANIES. THE RUSSELL 2000 IS AN UNWEIGHTED INDEX OF 2000 SMALL COMPANIES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF APRIL 1, 1998. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF MARCH 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF MARCH 31, 1998.

<F5> FUND STATISTICS ARE AS OF MARCH 31, 1998.


                                    <LOGO>
                                 Artisan Funds

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412

                                 1 800 344 1770

xxxxx


                          ARTISAN SMALL CAP VALUE FUND

QUARTERLY UPDATE                                                 APRIL 1998

We are pleased to send you this update for the Artisan Small Cap Value Fund. During the first quarter, the Fund returned 8.8%, ahead of its benchmark, the Russell 2000 Value Index. <F1>

Along with a review of the quarter's events, this report offers portfolio statistics, our thinking behind some investments and our near-term outlook for the market.

We are also delighted to let you know that Mutual Funds Magazine, in its March issue, featured the Artisan Small Cap Value Fund as its "Undiscovered Fund." For a copy of the article, please call us at 800-344-1770.

Thank you for your confidence.

<LOGO>
Artisan Funds

                             FIRST QUARTER OVERVIEW
                             ----------------------

The Artisan Small Cap Value Fund completed the first quarter of 1998 with a gain of 8.8%. This compares to the Fund's benchmark indexes, the Russell 2000 Value Index and the Lipper Small Cap Fund Index, which gained 8.4% and 10.7%, respectively.<F1>

During the quarter, the U.S. equity markets surged to one record high after another. Large-caps led the way, but small-caps - driven by rebounding technology in March - also rode the wave.

Though some tech stocks we had hoped to buy were suddenly priced too high, we were able to add a number of stocks that were underfollowed, misunderstood or victims of investor over-reaction.

We are pleased to note that Devon Group - our largest holding, and a stock that we profiled last quarter - was taken over at a very attractive premium.

                            INVESTMENT RETURNS <F1>
                         9/29/97 (INCEPTION) to 3/31/98
                         ------------------------------
                     ARTISAN SMALL CAP VALUE FUND   12.2%
                     RUSSELL 2000 VALUE INDEX       10.7%
                     LIPPER SMALL CAP FUND INDEX     4.7%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                             HOST MARRIOTT SERVICES

With food and merchandise concessions at nearly 75 U.S. airports and over 90 toll-road travel plazas, HOST MARRIOTT SERVICES (Marriott) holds the #1 and #2 positions in these markets, respectively. It is also a significant factor in sports arena concessions and an emerging presence in the food courts of shopping malls.

Compared to conventional restaurants, the economics are compelling. Reinvestment needs are low and - especially at airports - Marriott enjoys both captive customers and shelter from meaningful competition. Also, having recently renegotiated its major contracts, the company should enjoy stable cash flows for years. And the nascent opportunity in malls is a potentially strong vehicle for growth. <F2>

                              TOP 10 HOLDINGS <F3>
-------------------------------------------------------------------------------
COMPANY                                                                       %
-------------------------------------------------------------------------------
HILB, ROGAL & HAMILTON...Insurance broker                                  2.7%
M&F WORLDWIDE...World's largest producer of licorice extract               2.5%
HOST MARRIOTT SERVICES...Airport/Toll Plaza food
    and merchandise concessions                                            2.5%
STEWART INFORMATION SERVICES...Commercial and residential title insurer    2.3%
ESCO ELECTRONICS...Electronic defense system contractor                    2.2%
SUPERIOR NATIONAL INSURANCE...Worker's compensation
    insurance in Arizona and California                                    2.1%
ASSET INVESTORS...REIT focused on residential properties                   2.1%
CFC INTERNATIONAL...Specialty chemical coatings                            2.1%
LEXFORD RESIDENTIAL TRUST...Multi-family residence owner/operator          2.1%
DEXTER...Specialty packaged goods manufacturer                             2.1%
-------------------------------------------------------------------------------
TOTAL                                                                     22.7%
===============================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                 M&F WORLDWIDE

M&F WORLDWIDE (M&F) produces 70% of the world's licorice extract, an ingredient used chiefly in cigarettes, as well as cigars and candy.

The economics of this business are quite attractive. The need to develop relationships with root growers, mainly overseas, creates a high barrier to entry. Also, return on capital is high and reinvestment needs are low - so M&F generates significant free cash.

To us, this free cash more than compensates for a couple of factors. One is low volume growth in cigarettes. The other is that control lies with a group led by Ronald Perelman. Because of Perelman's cavalier reputation toward shareholders, many investors tend to shun his companies. But in this case, we believe his interests are consistent with other shareholders', and that our average purchase price is low relative to the real value of the business. <F2>

                                       3
                               INVESTMENT PROFILE
                               ------------------
                             HILB, ROGAL & HAMILTON

HILB, ROGAL & HAMILTON, a leading insurance broker, provides property and casualty insurance to small and mid-size businesses. It also provides a full range of ancillary services, including risk management, consulting and employee benefits.

                               INVESTMENT PROFILE
                               ------------------
                             HILB, ROGAL & HAMILTON (continued)

Since its founding in 1982, the company has acquired 160 agencies across the U.S. But until recently, it did little to integrate them into a true agency network. This strategy should enable Hilb, Rogal & Hamilton to gain efficiencies and improve margins.

We also see earnings growth from two other sources: the largely unexploited goodwill and other intangibles from the acquisitions; and the use of free cash to buy back shares.

At our average cost, this stock was trading at a modest multiple of economic earnings. <F2>

                        DIVERSIFICATION BY INDUSTRY <F4>
-------------------------------------------------------------------------------
INDUSTRY                           %      INDUSTRY                            %
------------------------------------      -------------------------------------
CONSUMER STAPLES                 7.1      MEDICAL DEVICES                   0.0
CONSUMER CYCLICALS               0.0      BASIC INDUSTRY                   22.1
CONSUMER SERVICES                4.6      BUSINESS SERVICES                 6.5
RETAILING                        3.3      CAPITAL SPENDING                 12.8
RESTAURANTS/HOTELS               6.0      PAPER/PACKAGING                   1.7
ENERGY                           7.4      TRANSPORTATION                    1.8
BANKS/S&LS                       0.0      COMPUTER RELATED                  1.8
INSURANCE                       14.4      ELECTRONICS                       1.0
OTHER FINANCIAL                  7.9      SOFTWARE/
BIOTECH/                                  TELECOMMUNICATIONS                1.6
PHARMACEUTICAL                   0.0      UTILITIES                         0.0
HEALTHCARE SERVICES              0.0
-------------------------------------------------------------------------------
TOTAL                                                                    100.0%
===============================================================================

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

The subject is earnings. Over the past few years, the market's phenomenal rise has largely been driven by corporate earnings, with supporting roles by low interest rates and subdued inflation.

As value-based investors, however, we feel compelled to note that corporate earnings are now at an all-time high relative to returns on capital, equity and other statistical measures.

Is this earnings growth sustainable? We doubt it. Rather, it seems part of a cyclical trend - first seen in the '20s, then the '60s. History's unequivocal lesson is that paying high multiples of record earnings has led to poor returns.

Earnings reports from the fourth quarter of 1997 point to the largest decline in corporate profit growth in four years. But money continues to flow into the market. Much is from individual investors conditioned to buy on market dips and simply not trained to think in cyclical terms.

So where does all this leave investors like us, who approach the market with prudence and a respect for fundamentals? Skeptical, but confident. After all, we invest in stocks, not stock markets. Or, in industry parlance, we're "bottom-up" investors, not "top-down". We're respectful of trends but not controlled by them, aware that value has always been found - especially in small-caps - by resourceful, independent-minded stock-pickers.

                                                    continued on following panel

                              ----------------------

Actually, in the first quarter, we invested in a number of companies that met our criteria of low valuation, good economics and sound financial positions. A few examples...

- Stewart Information Systems is a leader in title insurance. Given Stewart's strong free cash flow and high adjusted book value, we believe this stock is generally misunderstood.

- To us, Schnitzer Steel is cyclically out-of favor because of lower demand from Asia. This mini-mill operator is also one of the country's largest processors of scrap steel.

- Our cost for Castle Energy is well below our assessment of its book value. Consider, too, these assets are in cash or near-cash, as Castle appears to be in a liquidation mode.

We're determined to find equally compelling values going forward.

                              FUND STATISTICS <F5>
                              --------------------
                NUMBER OF HOLDINGS                         70
                MEDIAN MARKET CAP                $204 million
                WEIGHTED AVG. MARKET CAP         $321 million
                PRICE/BOOK VALUE                         1.7x
                MEDIAN P/E                1998E         13.9x
                EQUITY DIVIDEND YIELD                    0.9%

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN SMALL CAP VALUE FUND HAD A TOTAL RETURN OF 12.2% FOR THE PERIOD
     FROM INCEPTION ON SEPTEMBER 29,1997 THROUGH MARCH 31, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 VALUE INDEX IS AN INDEX OF COMMON STOCKS WITH DIVIDENDS REINVESTED,WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF APRIL 1, 1998. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF MARCH 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF MARCH 31, 1998.

<F5> FUND STATISTICS ARE AS OF MARCH 31, 1998.

                                    <LOGO>
                                 Artisan Funds

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412

                                 1 800 344 1770

xxxxx

                           ARTISAN INTERNATIONAL FUND

QUARTERLY UPDATE                                                  APRIL 1998

Thank you for investing in the Artisan International Fund. We are pleased to provide this update for the first quarter of 1998.

During the quarter, the Artisan International Fund gained 20.2%, well ahead of its benchmark index, the Morgan Stanley EAFE Index, which gained 14.7%. In the nine quarters since inception, the Fund has returned 67.1%, versus a gain of 23.8% for the EAFE Index. <F1>

This update presents the facts behind the numbers, as well as our thinking behind a few portfolio purchases and our outlook for some of the markets in which we invest.

Thank you for your confidence.

<LOGO>
Artisan Funds

                             FIRST QUARTER OVERVIEW
                             ----------------------

Relative to the EAFE Index, we entered the quarter heavily overweight Europe and underweight Asia. While markets in both regions did well, the stimuli defy comparison.

In Europe, every market rose, with the average gain over 20% and a number of markets surging 30% and more. As we've stated before, we believe that confluent trends - including privatization, deregulation and the advent of a common currency - make Europe an exceptional growth opportunity. We're confident this thesis will continue to serve us well.

In Asia, however, market performance was highly erratic. We believe the rally in many Asian markets was premature and excessive. Until the region's larger nations tackle their structural problems, we see a meaningful rise in equity values as unsustainable.

                             INVESTMENT RETURNS <F1>
                        12/28/95 (INCEPTION) to 3/31/98
                        -------------------------------
                  ARTISAN INTERNATIONAL                  67.1%
                  EAFE INDEX                             23.8%
                  LIPPER INTERNATIONAL FUND FUND INDEX   41.0%

                                       1
                               INVESTMENT PROFILE
                               ------------------
                       UNIQUE INTERNATIONAL (NETHERLANDS)

UNIQUE INTERNATIONAL (Unique) is a major presence in temporary employment, chiefly in Belgium and the Netherlands, where the proportion of temporary workers is among the highest in Europe.

While its competitors are narrowly defined, Unique offers both specialized and general workers in major market segments - administrative, industrial, technical, educational and medical. It can thus offer one-stop shopping and gain cross-sell opportunities.

Unique's profitability is well above average, and it plans to accelerate earnings growth to at least 15%. Its strategy includes: acquisitions, expansion of specialized services and aggressive penetration of the German market, where temporary employment is still in its infancy. Economic, legislative and social trends in Europe support these efforts, as does the industry's trend to consolidation. <F2>

                              TOP 10 HOLDINGS <F3>
-------------------------------------------------------------------------------
COMPANY                                                                       %
-------------------------------------------------------------------------------
COLT TELECOM...U.K. telephone service provider
    for European corporations                                              3.5%
METRONET...Canadian high volume telephone service provider                 3.1%
UNION BANK OF SWITZERLAND...Global bank in Switzerland                     3.0%
NOVARTIS...Pharmaceutical firm (world's largest) in Switzerland            2.6%
CIA RIOGRANDENSE TELECOM...Brazilian telephone company                     2.4%
TELECEL-COMUNICACAOES...Portuguese cellular phone service                  2.3%
VEST-WOOD...Wooden door and furniture manufacturer in Denmark              2.3%
CREDIT SUISSE...Financial service/bank holding company in Switzerland      2.1%
NOKIA...International telecommunications company in Finland                2.1%
ARGENTARIA...Financial services company in Spain                           2.1%
-------------------------------------------------------------------------------
TOTAL                                                                     25.5%
===============================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                 DEXIA (FRANCE)

A favorite theme of ours is the consolidation of financial institutions in Europe. Witness DEXIA. Formed by a 1997 merger of firms in Belgium and France, Dexia immediately assumed the role of Europe's leader in public service financing. In France and Belgium, its respective market share is about 40% and 90%. It also has a presence in most other major European countries.

Through its expertise, client relationships and proven capacity for innovation, Dexia intends to broaden its business base and enhance its profitability. Also, the synergies and financial strength resulting from the merger have created opportunities for global expansion. Dexia has already acquired two Italian financial firms - one with strength in public service financing, the other in asset management and retail banking. <F2>


                                       3
                               INVESTMENT PROFILE
                               ------------------
                         METRONET COMMUNICATIONS (CANADA)

In the world of telecommunications, METRONET COMMUNICATIONS (MetroNet) is known as a CLEC - a competitive local exchange carrier. Targeting high-volume users in business and government, this facilities-based telecommunications company offers a faster, cheaper and higher quality alternative to Bell Canada.

Through rapid market penetration, we expect explosive growth - up to 30% a year for the next five years.

                              -------------------
                         METRONET COMMUNICATIONS (CANADA)

MetroNet has the first mover advantage in this newly deregulated industry. It should benefit greatly - and quickly - from pent-up demand. Growth should also be fostered by customer concentration: about 90% of the largest 750 Canadian businesses are headquartered in just 11 Canadian cities. With their new network, MetroNet is well positioned as the highest quality, low-cost producer.

Consider, too, that MetroNet has a very strong management team. And because of stock option incentives, this team is motivated to focus on enhancing shareholder value. <F2>

                           REGION/COUNTRY ALLOCATION <F4>
            ---------------------------------------------------------
            EUROPE                75.3%      ASIA/PACIFIC        7.7%
            ---------------------------      ------------------------
            UNITED KINGDOM         13.6      HONG KONG            6.3
            NETHERLANDS             9.6      JAPAN                0.6
            SWITZERLAND             9.6      THAILAND             0.4
            DENMARK                 7.5      PHILIPPINES          0.3
            GERMANY                 7.3      INDONESIA            0.1
            ITALY                   6.2
            SPAIN                   4.5      LATIN AMERICA      10.0%
            FRANCE                  4.3      ------------------------
            PORTUGAL                3.9      BRAZIL               6.1
            FINLAND                 3.5      MEXICO               3.9
            SWEDEN                  2.7
            NORWAY                  1.8      NORTH AMERICA       4.1%
            AUSTRIA                 0.6      ------------------------
            BERMUDA                 1.0      CANADA               3.1
            HUNGARY                 0.2
                                             CASH                2.9%
                                             ------------------------

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

"The amount of restructuring and the focus on improving profitability is unlike anything that has been seen in Europe for 50 years."
                            Mark Yockey
                            Smart Money, April 1998

During the second quarter, we expect our relative emphasis in the major regions to remain unchanged. As reflected in the quote above, Europe continues to be by far our most significant commitment. And until the nations of Asia resolve their economic problems, we intend to maintain our underweight positions.

That said, let's look ahead by looking back at recent international performance. In the fourth quarter of 1997, the EAFE Index fell 7.8%; in the first quarter of 1998, it rose 14.7%. Does this volatility hold special meaning for us? We believe it does - in the sense that neither quarter would qualify as "normal" compared to the general behavior of U.S. markets. <F1>

The greater volatility abroad stems from variables that may include: immature capital markets, different accounting practices, weaker currencies, less liquidity and political instability. The fact is, Americans who invest abroad must accept greater volatility; it's the trade-off for greater growth potential. In addition to greater growth potential, there are other compelling reasons to invest internationally.

                                                    continued on following panel

                              ----------------------

-  About two-thirds of global equity opportunities are now in foreign markets.

- A nation's stock market typically reflects its economic growth rate. Many foreign economies are growing much faster than ours.

- U.S. and foreign business cycles differ, as do investment opportunities. A mature industry here may well be a growth industry elsewhere.

- Limited, poorly disseminated research and lack of broadly based equity ownership can make foreign markets less efficient. So they're fertile ground for resourceful stock pickers.

- Foreign markets tend not to move in tandem with our own. Thus, an international component in a broadly diversified portfolio can help to lower overall risk while enhancing return potential.

For all these reasons, an international commitment has merit for long-term investors.

                              FUND STATISTICS <F5>
                              --------------------
                NUMBER OF HOLDINGS                             91
                WEIGHTED AVERAGE MARKET CAP         $11.5 billion
                WEIGHTED AVERAGE GROWTH RATE                  20%
                WEIGHTED AVERAGE P/E           1998E        19.8x

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN INTERNATIONAL FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 18.1%
     FOR THE YEAR ENDED MARCH 31, 1998, AND 25.5% FOR THE PERIOD FROM INCEPTION ON DECEMBER 28, 1995 THROUGH MARCH 31, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MORGAN STANLEY EAFE INDEX IS UNMANAGED AND INCLUDES NET REINVESTED DIVIDENDS FOR COMPANIES THROUGHOUT THE WORLD, EXCLUDING THE U.S. AND CANADA, IN PROPORTION TO WORLD STOCK MARKET CAPITALIZATION. THE LIPPER INTERNATIONAL FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE THIRTY LARGEST INTERNATIONAL FUNDS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, WHICH ARE DISCUSSED IN THE PROSPECTUS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGER, AS OF APRIL 1, 1998. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF MARCH 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO ASSETS AS OF MARCH 31, 1998.

<F5> FUND STATISTICS ARE AS OF MARCH 31, 1998.

                                    <LOGO>
                                 Artisan Funds

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412

                                 1 800 344 1770

xxxxx

                              ARTISAN MID CAP FUND

QUARTERLY UPDATE                                                    APRIL 1998

Thank you for investing in the Artisan Mid Cap Fund. We are pleased to send your update for the first quarter of 1998.

The Artisan Mid Cap Fund completed the quarter with a gain of 14.8%, ahead of both its benchmark indexes, the S&P 400 and the Lipper Mid Cap Fund Index, which returned 10.7% and 12.7%, respectively.

Since inception, the Fund's return of 47.1% also outpaces both indexes, which gained 28.3% and 22.9%, respectively. <F1>

This update offers our view of the quarter's events, a look into our thinking process behind some recent investments and our outlook for the market and economy.

<LOGO>
Artisan Funds

                             FIRST QUARTER OVERVIEW
                             ----------------------

After the volatile fourth quarter, we entered 1998 with a posture of restraint. We maintained this strategy through the quarter, even as the market was driven to record highs by mutual fund cash flows and the return of investors who'd been spooked by Asia's turbulence in the fall.

We attribute some of our outperformance to investments we made in late fall, when Asian problems caused many quality growth stocks to tumble. We added Sanmina and Aspen Technology, for instance, which surged in the first quarter by about 25% and 50%, respectively.

Then, in January, we added some cable and media stocks - Sinclair Broadcasting, for one - that rose much faster than we had expected. And Shaw Industries, a large position, roared ahead about 50% on good news.

We think it's prudent to assume that Asia's downturn will persist, and that U.S. corporate earnings growth

                             INVESTMENT RETURNS <F1>
                             -----------------------
                         6/27/97 (INCEPTION) TO 3/31/98

                     ARTISAN MID CAP FUND           47.1%
                     S&P 400 INDEX                  28.3%
                     LIPPER MID CAP FUND INDEX      22.9%

                             ----------------------

will slow. Given that, we'll continue to be cautious - focusing on growing, "franchise" companies where we see intrinsic value, taking profits where we can and avoiding stocks that have had big run-ups.

                                       1
                               INVESTMENT PROFILE
                               ------------------
                        APARTMENT INVESTORS & MANAGEMENT

APARTMENT INVESTORS & MANAGEMENT (AIMCO) is the nation's largest consolidator of middle-tier apartments. It owns over 400,000 units throughout the U.S., chiefly in garden-style complexes.

AIMCO has built this franchise by leveraging an investment trend. In the '70s and '80s, apartment construction boomed, much of it financed by limited partnerships spawned by favorable tax laws. Though this

                                TOP 10 HOLDINGS <F3>
-------------------------------------------------------------------------------
COMPANY                                                                       %
-------------------------------------------------------------------------------
QUORUM HEALTH GROUP...Suburban hospital holding company                    3.5%
APARTMENT INVESTORS...Apartment complex management                         3.1%
THERMO ELECTRON...Develops and commercializes technology                   2.9%
FRANCHISE FINANCE...Buys and finances chain restaurant real estate         2.9%
AMERICAN POWER CONVERSION...Un-interruptible power supplies                2.6%
FORTUNE BRANDS...Owns Master Lock, Moen, Titleist and other brands         2.6%
LORAL SPACE AND COMMUNICATIONS...Satellite manufacturer and operator       2.5%
LIBERTY MEDIA...Cable television programming                               2.4%
MINERALS TECHNOLOGY...Specialty chemicals for paper making                 2.4%
EQUITY OFFICE PROPERTIES...REIT focusing on Class 'A' office space         2.4%
-------------------------------------------------------------------------------
TOTAL                                                                     27.3%
===============================================================================

                               ------------------
                        APARTMENT INVESTORS & MANAGEMENT

type of investment is now much less attractive, the partnership shares tend to be fairly illiquid. So AIMCO - using its tax-advantaged status as a REIT - acts as a buyer of last resort.

As AIMCO continues to grow its portfolio, it realizes significant economies of scale - in financing costs, insurance and energy, for example - which helps it to achieve very attractive, consistent returns, with good visibility of earnings. We project annual growth at 12-14%, of which 6.5% is paid as a dividend. And at 10 times our 1998 estimate, AIMCO stock is cheap relative to other REITs.<F2>

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                     SYBRON

If you have a child who needs orthodonture, the wires, bands and other therapeutic supplies may well be made and marketed by Sybron. With annual sales approaching $1 billion, SYBRON is the dominant firm in this market.

Acquisitions have fueled much of the company's growth. It typically buys firms with sales of $5-50 million, then maximizes their potential through its extensive distribution network. If integrated properly, the earnings ability of these acquisitions increases rapidly. Management also runs a decentralized business...a low-cost, high efficiency structure in which a bare-bones corporate team supports the operating units with services such as finance, administration and human resources.

                               ------------------
                                     SYBRON

We see earnings growth of 15-20% for several years. It should largely come from a combination of further acquisitions and potentially burgeoning markets in Europe, where Sybron already has a presence. <F2>


                        DIVERSIFICATION BY INDUSTRY <F4>
-------------------------------------------------------------------------------
INDUSTRY                          %       INDUSTRY                            %
-----------------------------------       -------------------------------------
TECHNOLOGY                     19.1       MATERIALS & PROCESSING           10.2
HEALTHCARE                     10.2       TRANSPORTATION                    4.8
CONSUMER DISCRETIONARY                    FINANCIAL SERVICES                2.9
& SERVICES                     22.6       UTILITIES                         1.7
CONSUMER STAPLES                3.2       BUSINESS SERVICES                 3.0
ENERGY                          5.4       REITS/PROPERTY                    9.2
CONGLOMERATE                    7.7
-------------------------------------------------------------------------------
TOTAL                                                                    100.0%
===============================================================================

                          MARKET CAP DISTRIBUTION <F4>
                  ------------------------------------------
                     MARKET CAP     MID CAP FUND     S&P 400
                  (IN $ BILLIONS)       (%)            (%)
                  ------------------------------------------
                    $0.0 TO 0.5         0.0            0.6
                     0.5 TO 1.0        17.6            5.6
                     1.0 TO 2.0        26.9           17.0
                     2.0 TO 3.0        19.9           22.2
                     3.0 TO 4.0         7.9           16.4
                     4.0 TO 5.0         5.8           14.2
                     5.0 TO 6.0         7.6            8.3
                     6.0 TO 7.0         2.7            3.9
                     7.0 TO 8.0         3.6            2.2
                            8.0+        8.0            9.6
                  ------------------------------------------
                    TOTAL             100.0%         100.0%
                  ------------------------------------------

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

For the past few years, the strong earnings growth and relative safety of large-caps have made them the favorite of investors. But we believe it is time to question the staying power of their growth. After all, the factors that largely fueled it - falling interest rates and restructuring - seem to have run their course. And for many large-caps, the turmoil in Asia will eventually take its toll.

For these reasons, and the following statistics, we believe that investors seeking high real growth and attractive valuations will be drawn to the mid-cap segment of the market.

In the fourth quarter of 1997...

- According to Salomon Smith Barney, nearly 49% of mid-caps produced better-than-expected earnings, versus 41.5% of large-caps. Studies by Prudential show mid-cap earnings averaging a 15% increase over 1996's fourth quarter, versus a 12.6% increase for large-caps.

- We believe this shift in earnings strength partly reflects mid-caps' lower dependence on foreign markets. Studies by Merrill Lynch show mid-caps deriving about 15% of their sales abroad, while for large-caps the total is closer to 25%. Thus, mid-caps are better insulated from the economic uncertainties in Asia.

                                                   continued on following panel

                             ----------------------

- The P/Es of mid-caps are now about 8% lower than their historic norms. And studies by State Street Global Advisors show mid-cap P/Es are lower than the S&P 500's by 5-9%, while the 10-12% earnings growth projections for mid-caps exceeds the 7% projections for large-caps.

Note, too, that the mid-cap market comprises over 970 companies with combined market capitalization of over $3 trillion. This equals 29% of total stock market value. Thus, investing in the mid-cap segment may be relevant for those who wish to participate fully in the stock market's potential.

For our part, we will continue our fundamental strategy: searching for mid-size companies with franchise characteristics that bring competitive advantages; investing only in those that are most attractively priced relative to our estimate of their intrinsic business value. This approach has served us well, and we believe it offers the potential for superior long-term returns.

                              FUND STATISTICS <F5>
                              --------------------
              NUMBER OF HOLDINGS                            62
              MEDIAN MARKET CAP                   $2.1 billion
              MEDIAN GROWTH RATE                           18%
              MEDIAN P/E                     1998E       17.1x
              MEDIAN PRICE/INTRINSIC VALUE   1998E         84%

                                   FOOTNOTES
                                   ---------

<F1> THE ARTISAN MID CAP FUND HAD A TOTAL RETURN OF 47.1% FROM INCEPTION ON JUNE
     27, 1997 THROUGH MARCH 31, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE S&P 400 IS AN UNMANAGED, MARKET-WEIGHTED INDEX, WITH DIVIDENDS REINVESTED, OF 400 MID-CAP COMPANIES. THE LIPPER MID CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST MID-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF APRIL 1, 1998. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF MARCH 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF MARCH 31, 1998.

<F5> FUND STATISTICS ARE AS OF MARCH 31, 1998.


                                    <LOGO>
                                 Artisan Funds

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                             BOSTON, MA 02266-8412

                                 1 800 344 1770